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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 or 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported) February 14, 2000


                        CarrAmerica Realty Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Maryland                    1-11706                  52-1796339
---------------------------          ------------         ----------------------
State or Other Jurisdiction          (Commission          (IRS Employer
           of Incorporation          File Number)         Identification Number)


1850 K Street, NW, Washington, DC                                20006
---------------------------------                             ----------
State or Other Jurisdiction                                   (Zip Code)


    The Registrant's telephone number, including area code: (202) 729-1000
                           Exhibit Index is on page 4

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                                   FORM 8-K


ITEM 5  Other Events

    Attached hereto as Exhibit 99.1 is a copy of certain Supplemental Information included in the Company's press release, dated February 4, 2000

ITEM 7  Financial Statements and Exhibits

        (c)     Exhibits

                Exhibit
                Number
                -------

                99.1 Press Release, February 4, 2000 entitled "Supplemental Operating and Financial Data".



                                       2






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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 14, 2000


CARRAMERICA REALTY CORPORATION



By:  /s/ Stephen E. Riffee
     ---------------------------------------
     Stephen E. Riffee
     Senior Vice President, Controller and Treasurer
     (Principal Accounting Officer)



                                       3

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                        EXHIBIT INDEX


Exhibit
Number
-------

99.1            Press Release, February 4, 2000 entitled "Supplemental
                Information"



                                       4